Exhibit 99.1

NextPlay Technologies Updates Shareholders on Its HotPlay Games & In-Game Advertising Progress

SUNRISE, FL – August 23, 2022 – NextPlay Technologies, Inc. (NASDAQ: NXTP), a digital native ecosystem for finance, digital advertisers, and video gamers updates shareholders on continuing progress made by its HotPlay in-game advertising group and game studio towards commercial launch.

Progress includes the expected commercial release of HotPlay 2.0 in calendar 2022, which, when released, will offer new powerful advertising and real-world rewards delivery technology to HotPlay partners and business customers. HotPlay 2.0 has been designed to strengthen its integration capabilities and deep-linking support for games via a generational update of its Unity SDK for iOS, Android, Android TV, and HTML5.

The upcoming HotPlay 2.0 release will feature online management portals for advertisers and publishers, and new apps for consumers and players, including a HotPlay Reward Redemption native mobile app for iOS and Android. HotPlay 2.0 will be rolled out initially to select partners in preparation for the global launch through our connected ecosystem.

To showcase our HotPlay IGA technology and generate near-term revenue, our in-house game development studio has recently released a trio of new titles:

In Monster Practice!, players progress through various stages of increasing difficulty, each featuring its own "monster" opponent to defeat with a variety of throwing weapons that can be unlocked with digital coins. Every five stages, players will encounter a boss opponent to beat. Score leaderboard and pick-up items, as well as unlock shop, are intended to keep players coming back for more.

In Dizzy Dots, players compete for higher scores by attempting to grab the most pick-ups as they fall downward across the game board. Special booster items add depth and ways to reach higher scores. Characters and environments can be unlocked by collecting coins.

In Skyline Stack, the game challenges players to construct the highest tower. Leaderboard positions, characters and environments can be unlocked by collecting pickup items and higher scores.

These hyper-casual titles integrate both HotPlay’s IGA Ads and IGA Rewards, as well the studio's Pecan Universal UI. Pecan UI, a universal cross-platform UI package, is itself a significant achievement, offering much reduced development times for any interested third-party game developers who wish to create hyper casual games and join HotPlay’s IGA ecosystem. Game studios simply add the Pecan UI package to their project to enable convenient custom settings to deliver a full, consistent user experience in a matter of hours.

Pecan’s UI library delivers the following screens for any score-based, coin-economy hyper-casual games:

●	Main Menu
●	Game Settings
●	Tutorial Screens
●	Gameplay Pause
●	Gameplay Game Over
●	Animated Solo Leaderboard
●	IGA Ads & Rewards

The current in-house game portfolio is being integrated and made available on the goPlay publishing platform, which already has 37 hyper-casual games on it. These 37 games are also in the process of being IGA-integrated.

“Our recent development progress brings HotPlay in-game advertising solution to the next commercially ready level, where it now has become easy for our commercial partners, advertisers, game developers and game publishers alike to adopt our solution. This is expected to enable HotPlay to rapidly ramp up commercial activities in which we already have a pipeline of several telco and entertainment platform providers with an aggregated number of subscribers of over 100 million in active discussions,” commented NextPlay’s co-CEO and principal executive officer, Nithinan ‘Jessie’ Boonyawattanapisut.

About NextPlay Technologies

NextPlay Technologies, Inc. (Nasdaq: NXTP) is a technology solutions company offering games, in-game advertising, crypto-banking and banking services to consumers and corporations within a growing worldwide digital ecosystem. NextPlay’s products and services utilize innovative AdTech, Artificial Intelligence and Fintech technologies to leverage the strengths and market channels of its digital ecosystem. For more information about NextPlay Technologies, visit www.nextplaytechnologies.com and follow us on Twitter @NextPlayTech and LinkedIn.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of, and within the safe harbor provided by the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements give our current expectations, opinions, belief or forecasts of future events and performance. A statement identified by the use of forward-looking words including “will,” “may,” “expects,” “projects,” “anticipates,” “plans,” “believes,” “estimate,” “should,” and certain of the other foregoing statements may be deemed forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, these statements involve risks and uncertainties that may cause actual future activities and results to be materially different from those suggested or described in this news release. Factors that may cause such a difference include risks and uncertainties including, and not limited to, our ability to negotiate and enter into definitive agreements with those parties that we have entered into preliminary non-binding agreements with; our ability to effectively and efficiently integrate our recently acquired assets into our business; our need for additional capital which may not be available on commercially acceptable terms, if at all, which raises questions about our ability to continue as a going concern; current regulation governing digital currency activity is often unclear and is evolving; the future development and growth of digital currencies are subject to a variety of factors that are difficult to predict and evaluate, many of which are out of our control; the value of digital currency is volatile; amounts owed to us by third parties which may not be paid timely, if at all; certain amounts we owe under outstanding indebtedness, which are secured by substantially all of our assets and penalties we may incur in connection therewith; the fact that we have significant indebtedness, which could adversely affect our business and financial condition; uncertainty and illiquidity in credit and capital markets which may impair our ability to obtain credit and financing on acceptable terms and may adversely affect the financial strength of our business partners; the officers and directors of the Company have the ability to exercise significant influence over the Company; stockholders may be diluted significantly through our efforts to obtain financing, satisfy obligations and complete acquisitions through the issuance of additional shares of our common or preferred stock; if we are unable to adapt to changes in technology, our business could be harmed; if we do not adequately protect our intellectual property, our ability to compete could be impaired; our business is susceptible to risks associated with international operations; unfavorable changes in, or interpretations of, government regulations or taxation of the evolving Internet and e-commerce industries, which could harm our operating results; risks associated with the operations of, the business of, and the regulation of, Longroot and NextBank International (formerly IFEB); the market in which we participate being highly competitive, and because of that we may be unable to compete successfully with our current or future competitors; our potential inability to adapt to changes in technology, which could harm our business; the volatility of our stock price; and that we have incurred significant losses to date and require additional capital, which may not be available on commercially acceptable terms, if at all. More information about the risks and uncertainties faced by NextPlay are detailed from time to time in NextPlay’s periodic reports filed with the SEC, including its most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, under the headings “Risk Factors”. These reports are available at www.sec.gov. Other unknown or unpredictable factors also could have material adverse effects on the Company’s future results and/or could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements. Investors are cautioned that any forward-looking statements are not guarantees of future performance and actual results or developments may differ materially from those projected. The forward-looking statements in this press release are made only as of the date hereof. The Company takes no obligation to update or correct its own forward-looking statements, except as required by law, or those prepared by fourth parties that are not paid for by the Company. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

SOURCE: NextPlay Technologies, Inc.

Company Contacts:

Richard Marshall

Director of Corporate Development

NextPlay Technologies, Inc.

Tel (954) 888-9779

Email: richard.marshall@nextplaytechnologies.com